UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 11, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On July 11, 2018, David Steinberg, who had served on the Board of Directors of PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) since July 2015, as the designee of the holders of the Company’s Series A Convertible Preferred Stock, tendered his resignation as a member of the Board of Directors, effective as of the same date. The resignation was not due to a disagreement with the Company or in connection with any matter relating to the Company’s operations, policies or practices. Mr. Steinberg did not serve on any committees of the Board of Directors at the time of his resignation.

(b), (c) and (d)

Also on July 11, 2018, the Board of Directors of the Company, pursuant to the power provided to the Board of Directors by the Company’s Bylaws, appointed Dr. Simon Kukes as the Chief Executive Officer of the Company and as a member of the Board of Directors of the Company and further appointed Mr. Ivar Siem and Mr. John J. Scelfo as members of the Board of Directors (the “Appointees” and the “Appointments”). Each of the Appointments were approved effective July 12, 2018.

The Board of Directors determined that Mr. Ivar Siem and Mr. John J. Scelfo were “independent” as defined in Section 803(A) of the NYSE American Company Guide.

Mr. John J. Scelfo was also appointed to the Company’s Audit Committee, replacing current Committee member Ms. Elizabeth Smith on the Audit Committee, and the Company’s Compensation Committee, replacing current Committee member Mr. Adam McAfee on the Compensation Committee. In addition, Mr. Ivar Siem was appointed Chairman, and Mr. Scelfo was appointed as a member, of the Company’s Corporate Governance and Nominating Committee, replacing current Committee members Ms. Smith and Mr. McAfee. The Company also formed a new Finance Committee composed of Mr. Scelfo as Chairman and Dr. Kukes as a Committee member, and a new Operations Committee composed of Mr. Siem as Chairman and Dr. Kukes as a Committee member, with both Committees reporting to the Company’s Board of Directors.

Dr. Kukes, Mr. Siem and Mr. Scelfo are not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Dr. Kukes, Mr. Siem or Mr. Scelfo and any other person pursuant to which they were selected to serve as a director of the Company, nor are they a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with Dr. Kukes, as discussed below under “SK Energy Transactions”).

There are no family relationships between any director or executive officer of the Company, including, but not limited to the Appointees.

As a result of the appointment of Dr. Kukes as Chief Executive Officer of the Company as discussed above, the Company’s current Chief Executive Officer, Frank C. Ingriselli, will step down as Chief Executive Officer of the Company, effective July 12, 2018, provided that Mr. Ingriselli will continue to serve as the President and Chairman of the Company and advisor to the Chief Executive Officer.

Biographical information for Dr. Kukes, Mr. Siem and Mr. Scelfo is provided below:

Dr. Simon Kukes, Age 72

Dr. Kukes is an American citizen. Since April 2013, Dr. Kukes has served as the principal of SK Energy LLC, a consulting company. Dr. Kukes was the CEO at Samara-Nafta, a Russian oil company, partnering with Hess Corporation; a U.S. based international oil company, from January 2005 to April 2013. He was President and Chief Executive of Tyumen Oil Company (TNK) from 1998 until its merger with British Petroleum (BP) in 2003. He then joined Yukos Oil as chairman. He also served as chief executive of Yukos from 2003 until June 2004. In 1999, he was voted one of the Top 10 Central European Executives by the Wall Street Journal Europe and in 2003 he was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world. Dr. Kukes has a primary degree in Chemical Engineering from the Institute for Chemical Technology, Moscow and a PhD in Physical Chemistry from the Academy of Sciences, Moscow and was a Post-Doctoral Fellow of Rice University, Houston, Texas. He is the holder of more than 130 patents and has published more than 60 scientific papers.

Mr. Ivar Siem, Age 72

Mr. Siem has broad experience from both the upstream and the service segments of the oil and gas industry, has been the founder of several companies, and has been involved in several roll-ups and restructuring processes throughout his career. He currently serves as the Chairman of American Resources, Inc., and as a Managing Partner of its affiliated investment vehicle, Norexas, LLC, both privately-held Houston, Texas-based companies active in oil and gas investment, acquisition and development, and has served in that capacity since 2013. Previously, Mr. Siem served as Chairman and Chief Executive Officer of American Resources, Inc. (from 2013 through July 2017) and Chairman of Blue Dolphin Energy Company (OTCQX: BDCO), a Houston, Texas-based independent refiner and marketer of petroleum products (from 1990 to 2014). In 1999, Mr. Siem acquired a small distressed public company, American Resources Offshore, Inc. and worked with creditors and existing management to achieve a voluntary reorganization. From 1995 to 2000, Mr. Siem served as Chairman and interim CEO of DI Industries/Grey Wolf Drilling while restructuring the company financially and operationally. Through several mergers and acquisitions, the company emerged as one of the leading land drilling contractors. The company was subsequently acquired by Precision Drilling in 2008. From 1996 to 1997 Mr. Siem served as Chairman and CEO of Seateam Technology ASA. Prior to Seateam, Mr. Siem held various executive roles at multiple E&P and oil field service companies. Mr. Siem started his career at Amoco working as an engineer in various segments of upstream operations.

Mr. Siem is currently on the Board of Directors at Siem Industries, Inc., Frupor SA, the Drillmar Energy Group and Petrolia Energy Corporation, (OTCQB: BBLS) and has served on the board of several privately held and publicly traded companies including Avenir, ASA and DSND ASA. Siem Industries is a holding company which invests in shipping and offshore oil and gas construction services. Frupor SA, is a Portuguese agricultural business, which Mr. Siem cofounded with his brother O. M. Siem in 1988.

Mr. Siem holds a Bachelor of Science in Mechanical Engineering with a minor in Petroleum from the University of California, Berkeley and an Executive MBA from the Amos Tuck School of Business, Dartmouth University.

Mr. John J. Scelfo, Age 60

Mr. Scelfo brings nearly 40 years of experience in oil and gas management, finance and accounting to the Board.  Mr. Scelfo currently serves as principal and owner of JJS Capital Group, a Fort Lauderdale, Florida-based investment company that he formed in April 2014.  Prior to forming JJS Capital, Mr. Scelfo served as Senior Vice President, Finance and Corporate Development (from February 2004 to March 2014), and Chief Financial Officer, Worldwide Exploration & Producing (from April 2003 to January 2004) of New York, New York-based Hess Corporation, a large integrated oil and gas company, where he served as one of eight members of the company’s Executive Committee and was responsible for the company’s corporate treasury, strategy and upstream commercial activities.  Prior to joining Hess Corporation, Mr. Scelfo served as Executive Vice President and Chief Financial Officer of Sirius Satellite Radio (from April 2001 to March 2003), as Vice President and Chief Financial Officer of Asia Pacific & Japan for Dell Computer (November 1999 to March 2001), and in various roles of increasing responsibility with Mobil Corporation (from June 1980 to October 1999).

Mr. Scelfo holds a Bachelor’s Degree and an M.B.A. from Cornell University.  He was awarded Cornell ILR School’s Alpern Award given to those who “have been exceedingly generous in their support of the ILR School in general and in support of Off-Campus Credit Programs in particular”.

SK Energy Transactions

As described in greater detail in the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on June 26, 2018 and July 3, 2018:

On June 26, 2018, the Company borrowed $7.7 million from SK Energy LLC (“SK Energy”), which amount was evidenced by a Promissory Note dated June 25, 2018, in the amount of $7.7 million (the “SK Energy Note”). SK Energy is 100% owned and controlled by Dr. Kukes. The SK Energy Note accrues interest monthly at 8% per annum, payable quarterly (beginning October 15, 2018), in either cash or shares of common stock (at the option of the Company), or with the consent of SK Energy, such interest may be accrued and capitalized. Additionally, in the event that the Company is prohibited from paying the interest payments due on the SK Energy Note in cash pursuant to the terms of its senior debt and/or the requirement that the Company obtain shareholder approval for the approval of issuance of shares of common stock in lieu of interest due under the SK Energy Note due to the Share Cap (described and defined below), such interest will continue to accrue until such time as the Company can either pay such accrued interest in cash or stock.

If interest on the SK Energy Note is paid in common stock, SK Energy will be due that number of shares of common stock as equals the amount due divided by the average of the closing sales prices of the Company’s common stock for the ten trading days immediately preceding the last day of the calendar quarter prior to the applicable payment date, rounded up to the nearest whole share of common stock (the “Interest Shares”).

The SK Energy Note is due and payable on June 25, 2021, but may be prepaid at any time, without penalty. Other than in connection with the Interest Shares, the principal amount of the SK Energy Note is not convertible into common stock of the Company. The SK Energy Note contains standard and customary events of default and upon the occurrence of an event of default, the amount owed under the SK Energy Note accrues interest at 10% per annum.

As additional consideration for SK Energy agreeing to the terms of the SK Energy Note, the Company issued SK Energy 600,000 shares of common stock (the “Loan Shares”).

The SK Energy Note includes a share issuance limitation preventing the Company from issuing Interest Shares thereunder, if such issuance, together with the number of Loan Shares, plus such number of Interest Shares issued previously, as of the date of such new issuance, totals more than 19.99% of the Company’s outstanding shares of common stock as of June 25, 2018 (i.e., 1,455,023 shares) (the “Share Cap”), unless the Company receives shareholder approval for such issuances in accordance with applicable NYSE American rules and regulations.

As part of the same transaction and as a required condition to closing the sale of the SK Energy Note, SK Energy entered into a Stock Purchase Agreement with Golden Globe Energy (US), LLC (“GGE”), the then holder of our outstanding 66,625 shares of Series A Convertible Preferred Stock (convertible pursuant to their terms into 6,662,500 shares of the Company’s common stock – approximately 47.6% of the Company’s outstanding shares post-conversion), pursuant to which on June 25, 2018, SK Energy purchased, for $100,000, all of the Series A Convertible Preferred Stock).

On July 3, 2018, SK Energy converted all of the Series A Convertible Preferred Stock shares, pursuant to their terms, into 6,662,500 shares of the Company’s common stock, representing 45.8% of the Company’s then outstanding common stock, and resulting in approximately 14,541,254 shares of the Company’s common stock being issued and outstanding. The issuance was deemed a change of control under applicable NYSE American rules and regulations, provided that such issuance was previously approved at the 2015 annual meeting of shareholders of the Company held on October 7, 2015. The conversion transaction constituted a change in control of the Company under applicable NYSE American rules and regulations. The shares of common stock issued upon conversion of the Series A Convertible Preferred Stock, together with the 600,000 shares of common stock issued to SK Energy in connection with its entry into a $7.7 million promissory note on June 25, 2017, totaled 49.9% of our currently outstanding shares of common stock. As such, SK Energy holds, and Dr. Kukes is deemed to beneficially own, 49.9% of our outstanding shares of common stock.

(e)

Dr. Kukes has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of the Company and as a member of the Board of Directors and to not charge the Company for any business expenses he incurs in connection with such positions.

The Board of Directors, on July 11, 2018, confirmed and acknowledged the continuance of all the terms of Mr. Ingriselli’s employment agreement effective June 1, 2018 (as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 11, 2018), other than his title changing from Chief Executive Officer and President of the Company, to just President. Mr. Ingriselli continues to remain President and Chairman of the Company, and as an advisor to the Company’s Chief Executive Officer.

On July 11, 2018, immediately prior to the resignation of Mr. Steinberg, the Board of Directors of the Company agreed to accelerate the vesting of 150,000 shares of common stock granted to him on December 28, 2017, that would have otherwise vested on July 15, 2018, assuming he was still serving as a member of the Board of Directors of the Company on such date.

Additionally, on July 11, 2018, the Board of Directors granted restricted stock awards to Messrs. Frank C. Ingriselli (President) and Clark R. Moore (Executive Vice President, General Counsel and Secretary), of 60,000 and 50,000 shares, respectively, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock awards vest as follows: 100% on the six (6) month anniversary of the grant date, in each case subject to the recipient of the shares being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement, as applicable, entered into by and between the Company and the recipient.

Item 7.01 Regulation FD Disclosure.

The Company shall issue a press release on July 12, 2018 regarding the Appointments. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Filed on December 28, 2017, as Exhibit 4.1 to the Company’s Registration on Form S-8 and incorporated herein by reference)(File No. 333-222335)

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (Filed on October 31, 2013, as Exhibit 4.2 to the Company’s Registration on Form S-8 and incorporated herein by reference)(File No. 333-192002)

10.1
$7.7 Million Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, as lender, dated June 25, 2018 (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2018, and incorporated herein by reference)(File No. 001-35922)

10.2
Employment Agreement, dated May 10, 2018, by and between Frank C. Ingriselli and Pacific Energy Development Corp. (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2018, and incorporated herein by reference)(File No. 001-35922)

99.1*	Press release dated July 12, 2018

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: July 11, 2018	By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

EXHIBIT INDEX

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Filed on December 28, 2017, as Exhibit 4.1 to the Company’s Registration on Form S-8 and incorporated herein by reference)(File No. 333-222335)

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (Filed on October 31, 2013, as Exhibit 4.2 to the Company’s Registration on Form S-8 and incorporated herein by reference)(File No. 333-192002)

10.1
$7.7 Million Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, as lender, dated June 25, 2018 (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2018, and incorporated herein by reference)(File No. 001-35922)

10.2
Employment Agreement, dated May 10, 2018, by and between Frank C. Ingriselli and Pacific Energy Development Corp. (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2018, and incorporated herein by reference)(File No. 001-35922)

99.1*	Press release dated July 12, 2018

* Furnished herewith.